UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2008

                  Morgan Stanley Diversified Futures Fund L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       0-23577                 13-3461507
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

c/o Demeter Management Corporation
522 Fifth Avenue, 13th Floor
New York, NY                                                       10036
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (b) Effective December 15, 2008, Michael R. Durbin will no longer serve as a director of Demeter Management Corporation, the general partner of the registrant (the "General Partner").

      Effective December 15, 2008, Richard D. Gueren will no longer serve as a director of the General Partner.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY DIVERSIFIED FUTURES FUND L.P.

Date: December 19, 2008             By: Demeter Management Corporation
                                        as General Partner


                                    /s/ Walter Davis
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                                    Name: Walter Davis
                                    Title: President